Exhibit 99.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report on Form 10-Q of Alexion Pharmaceuticals, Inc. (the “Company”) for the period ended October 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, Leonard Bell M.D., Chief Executive Officer of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, that:

(1)	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: December 9, 2002	By:	/s/ LEONARD BELL, M.D.
Leonard Bell, M.D. Chief Executive Officer (principal executive officer)

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report on Form 10-Q of Alexion Pharmaceuticals, Inc. (the “Company”) for the period ended October 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, David W. Keiser, President and Chief Operating Officer of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, that:

(1)	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: December 9, 2002	By:	/s/ DAVID W. KEISER
David W. Keiser President and Chief Operating Officer (principal financial officer)